SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                      FORM 8-K

                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


                                  August 15, 1997
                  Date of Report (Date of earliest event reported)


                                  ACAP CORPORATION

               (Exact name of registrant as specified in its charter)



     Delaware                    0-14451                      25-1489730
     (State or other juris-     (Commission File     (IRS Employer Iden-diction
     of incorporation)  Number)              tification Number


                     10555 Richmond Avenue, Houston, Texas 77042
                      (Address of principal executive offices)



                              (713) 974-2242
              (Registrant's telephone number, including area code)



             (Former name or address, if changed since last report)





















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     ITEM 5.  OTHER EVENTS.

          In its Form 10-QSB as of June 30, 1997, Acap Corporation reported as a subsequent event the expected sale of its home office building to an unaffiliated third party scheduled to close on August 15, 1997. However, on August 14, 1997, the prospective buyer informed American Capitol that they would not be able to close the transaction. American Capitol received $50,000 held as earnest money on August 15, 1997.

          The company is in discussion with the prospective buyer regarding the possibility of a seller financed arrangement and alteratively is considering offering the property for sale again.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   ACAP CORPORATION



     Date: August 15, 1997         By:  \s\John D. Cornett
                                        ---------------------
                                        John D. Cornett
                                        Principal Financial Officer































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